UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY

Investment Company Act file number: (811-01682)

Exact name of registrant as specified in charter:	Putnam Voyager Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2010

Date of reporting period: October 31, 2009

Item 1. Schedule of Investments:

Putnam Voyager Fund

The fund's portfolio
10/31/09 (Unaudited)

COMMON STOCKS (95.7%)(a)
	Shares	Value

Aerospace and defense (3.9%)
BAE Systems PLC (United Kingdom)	2,806,204	$14,469,433
Goodrich Corp. (S)	180,646	9,818,110
Lockheed Martin Corp.	232,800	16,014,312
Northrop Grumman Corp.	141,100	7,073,343
Precision Castparts Corp. (S)	103,100	9,849,143
Raytheon Co. (S)	778,200	35,236,896
United Technologies Corp. (S)	607,000	37,300,150
		129,761,387

Airlines (0.5%)
UAL Corp. (NON) (S)	1,417,704	9,229,253
US Airways Group, Inc. (NON) (S)	2,172,413	6,647,584
		15,876,837

Automotive (0.1%)
Hertz Global Holdings, Inc. (NON)	336,700	3,134,677
		3,134,677

Banking (5.3%)
Bank of America Corp.	3,287,961	47,938,471
JPMorgan Chase & Co.	1,001,100	41,815,947
PNC Financial Services Group, Inc.	72,300	3,538,362
State Street Corp.	962,400	40,401,552
Wells Fargo & Co. (S)	1,499,600	41,268,992
		174,963,324

Beverage (0.4%)
PepsiCo, Inc. (S)	226,900	13,738,795
		13,738,795

Biotechnology (4.8%)
Amgen, Inc. (NON)	1,006,900	54,100,737
Auxilium Pharmaceuticals, Inc. (NON) (S)	244,900	7,704,554
Dendreon Corp. (NON)	226,500	5,723,655
Genzyme Corp. (NON) (S)	1,663,000	84,147,800
Gilead Sciences, Inc. (NON)	116,200	4,944,310
Talecris Biotherapeutics Holdings Corp. (NON) (S)	157,509	3,159,631
		159,780,687

Broadcasting (2.5%)
CBS Corp. Class B (S)	1,912,018	22,504,452
Liberty Media Corp. - Capital Ser. A (NON)	399,385	8,263,276
Liberty Media Corp. - Entertainment Class A (NON)	1,631,793	50,291,860
Sirius XM Radio, Inc. (NON)	774,935	454,112
		81,513,700

Building materials (0.2%)
Owens Corning, Inc. (NON)	246,200	5,443,482
		5,443,482

Cable television (5.8%)
Comcast Corp. Class A	2,415,700	35,027,650
DIRECTV Group, Inc. (The) (NON) (S)	2,006,100	52,760,430
DISH Network Corp. Class A (NON)	250,400	4,356,960
Time Warner Cable, Inc. (S)	2,505,008	98,797,516
		190,942,556

Chemicals (1.7%)
Dow Chemical Co. (The) (S)	625,900	14,696,132
Monsanto Co.	270,800	18,192,344
Potash Corp. of Saskatchewan, Inc. (Canada)	62,500	5,798,750
Solutia, Inc. (NON)	431,800	4,749,800
W.R. Grace & Co. (NON) (S)	515,942	11,293,970
		54,730,996

Combined utilities (1.5%)
El Paso Corp.	5,019,500	49,241,295
		49,241,295

Commercial and consumer services (1.7%)
AerCap Holdings NV (Netherlands) (NON)	205,823	1,724,797
Alliance Data Systems Corp. (NON) (S)	1,004,398	55,221,802
		56,946,599

Communications equipment (7.2%)
Cisco Systems, Inc. (NON) (S)	3,588,820	82,004,537

Harris Corp.	322,200	13,442,184
Motorola, Inc. (S)	3,638,500	31,181,945
Nokia OYJ ADR (Finland) (S)	2,368,300	29,864,263
Qualcomm, Inc.	1,837,200	76,078,452
Research in Motion, Ltd. (Canada) (NON)	75,800	4,451,734
		237,023,115

Computers (5.7%)
Apple, Inc. (NON) (S)	671,300	126,540,050
EMC Corp. (NON) (S)	1,618,000	26,648,460
Emdeon, Inc. Class A (NON)	59,780	895,504
Fujitsu, Ltd. (Japan)	1,314,000	7,643,135
Hewlett-Packard Co. (S)	113,500	5,386,710
IBM Corp.	165,200	19,924,772
		187,038,631

Conglomerates (0.7%)
Honeywell International, Inc. (S)	310,200	11,133,078
SPX Corp. (S)	172,500	9,104,550
Tyco International, Ltd.	57,400	1,925,770
		22,163,398

Consumer finance (1.3%)
Mastercard, Inc. Class A (S)	183,000	40,080,660
SLM Corp. (NON) (S)	412,700	4,003,190
		44,083,850

Consumer goods (0.7%)
Energizer Holdings, Inc. (NON) (S)	172,000	10,469,640
Estee Lauder Cos., Inc. (The) Class A (S)	102,639	4,362,158
Procter & Gamble Co. (The)	116,600	6,762,800
		21,594,598

Electric utilities (0.2%)
EnerNOC, Inc. (NON) (S)	240,500	6,909,565
		6,909,565

Electrical equipment (0.6%)
WESCO International, Inc. (NON) (S)	243,700	6,228,972
Yingli Green Energy Holding Co., Ltd. ADR (China)
(NON) (S)	1,084,200	12,555,036
		18,784,008

Electronics (2.8%)
Agilent Technologies, Inc. (NON) (S)	575,700	14,242,818
Epistar Corp. (Taiwan)	1,241,000	3,648,407
Epistar Corp. 144A GDR (Taiwan) (F)(NON)	179,436	2,668,142
Infineon Technologies AG (Germany) (NON)	1,351,900	6,083,063
Integrated Device Technology, Inc. (NON)	1,952,097	11,478,330
Micron Technology, Inc. (NON) (S)	1,467,573	9,964,821
National Semiconductor Corp. (S)	224,600	2,906,324
Texas Instruments, Inc. (S)	1,739,200	40,784,240
		91,776,145

Energy (oil field) (1.3%)
Schlumberger, Ltd.	129,600	8,061,120
Weatherford International, Ltd. (Switzerland) (NON)	1,946,969	34,130,367
		42,191,487

Energy (other) (0.5%)
Canadian Solar, Inc. (Canada) (NON) (S)	186,854	2,724,331
Solarfun Power Holdings Co., Ltd. ADR (China) (NON) (S)	1,059,400	5,032,150
Trina Solar, Ltd. ADR (China) (NON) (S)	280,400	9,107,392
		16,863,873

Entertainment (0.2%)
Royal Caribbean Cruises, Ltd. (NON) (S)	394,700	7,984,781
		7,984,781

Financial (0.2%)
CME Group, Inc. (S)	9,500	2,874,795
Fortress Investment Group LLC Class A (NON) (S)	1,104,900	4,629,531
		7,504,326

Food (0.4%)
Campbell Soup Co.	207,800	6,597,650
Kraft Foods, Inc. Class A	202,900	5,583,808
		12,181,458

Health-care services (1.9%)
Express Scripts, Inc. (NON)	438,638	35,055,949
Medco Health Solutions, Inc. (NON) (S)	182,100	10,219,452
Omnicare, Inc. (S)	289,200	6,266,964
Vivus, Inc. (NON) (S)	317,000	2,504,300
WellPoint, Inc. (NON)	198,400	9,277,184

		63,323,849

Insurance (5.4%)
Aflac, Inc. (S)	2,151,984	89,285,816
Arch Capital Group, Ltd. (NON) (S)	144,800	9,755,176
Assured Guaranty, Ltd. (Bermuda) (S)	1,539,351	25,522,440
Hartford Financial Services Group, Inc. (The)	1,481,176	36,318,436
RenaissanceRe Holdings, Ltd.	164,065	8,613,413
XL Capital, Ltd. Class A	436,994	7,171,072
		176,666,353

Investment banking/Brokerage (1.5%)
E*Trade Financial Corp. (NON)	6,822,200	9,960,412
GFI Group, Inc.	318,139	1,638,416
Goldman Sachs Group, Inc. (The) (S)	225,271	38,334,366
		49,933,194

Lodging/Tourism (0.6%)
Marriott International, Inc. Class A (S)	623,700	15,629,922
Wyndham Worldwide Corp. (S)	336,570	5,738,519
		21,368,441

Machinery (0.2%)
Cummins, Inc.	153,400	6,605,404
		6,605,404

Manufacturing (0.2%)
ITT Corp. (S)	98,300	4,983,810
		4,983,810

Media (0.4%)
News Corp., Ltd. (The) Class A	827,305	9,530,554
Virgin Media, Inc. (S)	310,746	4,341,122
		13,871,676

Medical technology (3.4%)
Baxter International, Inc.	322,200	17,418,132
Boston Scientific Corp. (NON)	1,438,200	11,678,184
China Medical Technologies, Inc. ADR (China) (S)	459,900	7,220,430
Covidien PLC (Ireland)	437,300	18,419,076
Hospira, Inc. (NON)	180,300	8,048,592
Medtronic, Inc.	1,153,700	41,187,090
St. Jude Medical, Inc. (NON)	261,500	8,911,920
		112,883,424

Metals (1.9%)
ArcelorMittal Class A (NY Shares) (Luxembourg) (S)	128,047	4,356,159
Barrick Gold Corp. (Canada) (S)	90,900	3,266,037
Cameco Corp. (Canada)	349,100	9,499,011
Coeur d'Alene Mines Corp. (NON) (S)	400,200	8,036,016
Freeport-McMoRan Copper & Gold, Inc. Class B (S)	123,160	9,035,018
Steel Dynamics, Inc.	303,500	4,063,865
United States Steel Corp. (S)	510,600	17,610,594
Vale SA ADR (Brazil) (S)	196,480	5,008,275
Xstrata PLC (United Kingdom) (NON)	157,751	2,264,031
		63,139,006

Oil and gas (2.6%)
Anadarko Petroleum Corp.	242,500	14,775,525
Chevron Corp. (S)	315,900	24,178,986
Newfield Exploration Co. (NON) (S)	412,400	16,916,648
Occidental Petroleum Corp.	217,560	16,508,453
PetroHawk Energy Corp. (NON)	560,300	13,178,256
XTO Energy, Inc.	1,000	41,560
		85,599,428

Pharmaceuticals (4.5%)
Abbott Laboratories	1,315,200	66,509,664
Johnson & Johnson	51,200	3,023,360
Pfizer, Inc.	3,709,832	63,178,439
Teva Pharmaceutical Industries, Ltd. ADR (Israel) (S)	285,386	14,406,285
		147,117,748

Publishing (0.7%)
Gannett Co., Inc. (S)	2,205,608	21,659,071
		21,659,071

Retail (7.1%)
Big Lots, Inc. (NON) (S)	131,200	3,286,560
Coach, Inc.	447,473	14,753,185
CVS Caremark Corp.	2,088,611	73,727,968
GameStop Corp. Class A (NON) (S)	1,798,733	43,691,225
Home Depot, Inc. (The) (S)	164,800	4,134,832
Lowe's Cos., Inc.	494,100	9,669,537
Macy's, Inc. (S)	1,536,977	27,004,686
Target Corp. (S)	479,300	23,212,499

Urban Outfitters, Inc. (NON) (S)		530,900	16,659,642
Wal-Mart Stores, Inc.		221,100	10,984,248
Walgreen Co.		218,400	8,262,072
			235,386,454

Schools (1.8%)
Apollo Group, Inc. Class A (NON)		856,300	48,894,730
DeVry, Inc.		196,600	10,870,014
			59,764,744

Semiconductor (1.9%)
Atmel Corp. (NON)		9,932,860	36,950,239
Formfactor, Inc. (NON) (S)		578,092	9,821,783
Himax Technologies, Inc. ADR (Taiwan) (S)		2,277,464	6,012,505
KLA-Tencor Corp. (S)		209,600	6,814,096
Lam Research Corp. (NON) (S)		109,800	3,702,456
Taiwan Semiconductor Manufacturing Co., Ltd. ADR
(Taiwan)		1,226	11,696
			63,312,775

Software (3.5%)
Longtop Financial Technologies Ltd. ADR (China) (NON)		301,837	7,998,681
Microsoft Corp.		3,328,800	92,307,624
Oracle Corp.		722,200	15,238,420
			115,544,725

Technology (0.2%)
Unisys Corp. (NON) (S)		261,810	7,629,143
			7,629,143

Technology services (1.3%)
Google, Inc. Class A (NON) (S)		54,296	29,109,172
Yahoo!, Inc. (NON) (S)		839,800	13,352,820
			42,461,992

Telephone (1.4%)
Leap Wireless International, Inc. (NON) (S)		532,600	7,040,972
Qwest Communications International, Inc. (S)		11,086,096	39,799,078
			46,840,050

Tobacco (2.8%)
Lorillard, Inc.		708,063	55,030,656
Philip Morris International, Inc.		779,160	36,901,018
			91,931,674

Toys (2.2%)
Nintendo Co., Ltd. ADR (Japan) (S)		2,322,738	72,957,201
			72,957,201

Transportation (--%)
Genesis Lease, Ltd. ADR (Ireland)		97,486	809,134
			809,134
Total common stocks (cost $2,970,878,022)			$3,155,962,866

INVESTMENT COMPANIES (2.3%)(a)
		Shares	Value

KKR Private Equity Investors LP (Unit) (NON)		7,634,413	$67,795,027
SPDR S&P Homebuilders ETF		463,900	6,397,181

Total investment companies (cost $26,512,989)			$74,192,208

PURCHASED OPTIONS OUTSTANDING (1.8%)(a)
	Expiration date/	Contract
	strike price	amount	Value

Aflac, Inc. (Call)	Jan-10/$40.00	$2,644,969	$10,123,229
Aflac, Inc. (Call)	Jan-10/35.00	1,079,568	7,959,674
Alliance Data Systems Corp. (Call)	Dec-09/50.00	390,100	2,463,169
Appolo Group, Inc. Class A (Call)	Jan-10/60.00	510,422	2,220,336
Comcast Corp. Class A (Call)	Nov-09/15.00	2,726,089	1,077,822
Comcast Corp. Class A (Call)	Nov-09/16.00	5,818,119	719,969
Directv Group, Inc. (Call)	Dec-09/27.50	3,918,935	2,701,969
Financial Select Sector SPDR (Call)	Dec-09/17.00	18,376,148	1,364,264
Genzyme Corp. (Call)	Jan-10/55.00	2,279,149	3,766,216
Human Genome Sciences, Inc. (Call)	Nov-09/25.00	1,140,351	1,674,937
Mead Johnson Nutrition Co. (Call)	Feb-10/50.00	1,578,500	2,036,980
Motorola, Inc. (Call)	Jan-10/8.50	15,749,196	13,931,161
Time Warner Cable, Inc. (Call)	Jan-10/32.50	1,358,650	10,329,972

Total purchased options outstanding (cost $68,284,854)			$60,369,698

CONVERTIBLE PREFERRED STOCKS (0.1%)(a)
		Shares	Value

Vale Capital, Ltd. Ser. RIO, $2.75 cv. pfd. (Brazil)		94,300	$4,648,990

Total convertible preferred stocks (cost $3,349,536)			$4,648,990

U.S. TREASURY OBLIGATIONS (0.3%)(a)
	Principal amount	Value

U.S. Treasury Notes zero%, May 15, 2013 (i)	3,392,000	$3,674,283
U.S. Treasury Notes zero%, May 15, 2010 (i)	3,260,000	3,382,543
U.S. Treasury Inflation Protected Securities zero%, January 15, 2025 (i)	2,226,597	2,372,016

Total U.S. Treasury Obligations (cost $9,428,842)		$9,428,842

SHORT-TERM INVESTMENTS (21.7%)(a)
	Principal amount/shares	Value

U.S. Treasury Cash Management Bills for an effective
yield of 0.310%, July 15, 2010 (SEGSF)	$3,494,000	$3,485,440
U.S. Treasury Cash Management Bills for an effective
yield of 0.341%, June 10, 2010 (SEGSF)	254,000	253,404
U.S. Treasury Bills for an effective yield of 0.643%,
December 17, 2009 (SEGSF)	1,802,000	1,800,550
U.S. Treasury Bills zero%, December 17, 2009 (i)	1,795,000	1,795,000
Short-term investments held as collateral for loaned
securities with a yield of 0.35% and due date
of November 2, 2009 (d)	673,949,899	673,936,795
Putnam Money Market Liquidity Fund (e)	35,742,430	35,742,430

Total short-term investments (cost $717,015,490)		$717,013,619

TOTAL INVESTMENTS

Total investments (cost $3,795,469,733) (b)		$4,021,616,223

FORWARD CURRENCY CONTRACTS TO SELL at 10/31/09 (aggregate face value $134,098,736) (Unaudited)
				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

British Pound	$16,153,223	$15,800,077	11/18/09	$(353,146)
Euro	40,119,794	40,158,724	11/18/09	38,930
Japanese Yen	77,616,673	78,139,935	11/18/09	523,262

Total				$209,046

WRITTEN OPTIONS OUTSTANDING at 10/31/09 (premiums received $27,316,458) (Unaudited)
	Contract	Expiration date/
	amount	strike price	Value

Aflac, Inc. (Call)	$1,079,568	Jan-10/$40.00	$4,131,888
Aflac, Inc. (Call)	2,644,969	Jan-10/45.00	4,065,548
Alliance Data Systems Corp. (Call)	390,100	Dec-09/60.00	557,141
Apollo Group, Inc. Class A (Call)	510,422	Jan-10/70.00	692,000
Comcast Corp. Class A (Call)	2,726,089	Nov-09/16.00	337,343
Comcast Corp. Class A (Call)	5,818,119	Nov-09/17.00	175,178
Financial Select Sector SPDR (Call)	6,811,003	Dec-09/19.00	78,265
Genzyme Corp. (Call)	2,279,149	Jan-10/60.00	1,366,067
Human Genome Sciences, Inc. (Call)	1,140,351	Nov-09/27.50	915,736
Mead Johnson Nutrition Co. (Call)	1,578,500	Feb-10/55.00	938,336
Motorola, Inc. (Call)	15,749,196	Jan-10/10.00	5,253,948
Time Warner Cable, Inc. (Call)	1,358,650	Jan-10/42.50	2,039,627
Time Warner Cable, Inc. (Put)	577,300	Jan-10/25.00	42,023

Total			$20,593,100

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/09 (Unaudited)
	Upfront		Fixed payments	Total return
Swap counterparty /	premium	Termination	received (paid) by	received by	Unrealized
Baskets	received (paid)	date	fund per annum	or paid by fund	depreciation

Goldman Sachs International
204,380	$--	7/20/10	(3 month USD-	A basket	$(8,475,568)
			LIBOR-BBA plus 20	(GSCBAIRP)
			bps)	of common stocks

20,713	--	7/20/10	(3 month USD-	A basket	(858,961)
			LIBOR-BBA plus 20	(GSCBAIRP)
			bps)	of common stocks

20,597	--	7/20/10	(3 month USD-	A basket	(854,151)
			LIBOR-BBA plus 20	(GSCBAIRP)
			bps)	of common stocks

18,319	--	10/11/10	(1 month USD-	A basket	(393,826)
			LIBOR-BBA plus 40	(GSPMTGCC)
			bp)	of common stocks

23,808	--	10/28/10	(3 month USD-	A basket	(156,542)
			LIBOR-BBA plus 20	(GSCBAIRP)
			bp)	of common stocks

10,488	--	6/11/10	(1 month USD-	A basket	(113,538)
			LIBOR-BBA plus 40	(GSCBBCAR)
			bp)	of common stocks

44,082	--	6/11/10	(1 month USD-	A basket	(477,210)
			LIBOR-BBA plus 40	(GSCBBCAR)
			bp)	of common stocks

2,845	--	6/11/10	(1 month USD-	A basket	(30,798)
			LIBOR-BBA plus 40	(GSCBBCAR)
			bp)	of common stocks

Total					$(11,360,594)

Key to holding's abbreviations

ADR American Depository Receipts

ETF Exchange Traded Fund

GDR Global Depository Receipts

NOTES

(a) Percentages indicated are based on net assets of $3,297,116,857.

(b) The aggregate identified cost on a tax basis is $3,803,102,140, resulting in gross unrealized appreciation and depreciation of $412,103,307 and $193,589,224, respectively, or net unrealized appreciation of $218,514,083.

(NON) Non-income-producing security.

(SEGSF) These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivative contracts at October 31, 2009.

(d) The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. At October 31, 2009, the value of securities loaned amounted to $633,273,800. Certain of these securities were sold prior to period-end. The fund received cash collateral of $673,936,795 which is pooled with collateral of other Putnam funds into a single broker cash account covered under the FDIC Temporary Liquidity Guarantee Program.

(e) The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income and totaled $40,318 for the period ended October 31, 2009. During the period ended October 31, 2009, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $363,692,619 and $451,555,630, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

(F) Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures ("ASC 820") based on the securities valuation inputs. On October 31, 2009, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

(i) Securities purchased with cash or securities received, that were pledged to the fund for collateral on certain derivative contracts.

(S) Securities on loan, in part or in entirety, at October 31, 2009.

At October 31, 2009, liquid assets totaling $1,184,454,465 have been designated as collateral for open swap contracts, forward contracts and options.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR and GDR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

Security valuation: Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported-- as in the case of some securities traded over-the-counter-- a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings) . Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At October 31, 2009, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Futures and options contracts: The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, interest or exchange rates moving unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. The fund had an average contract amount of appoximately $50,200,000 on Purchased options contracts for the period ended October 31, 2009. The fund had an average contract amount of appoximately $38,700,000 on Written options contracts for the period ended October 31, 2009. For the period ended October 31, 2009 the fund did not have any activity on Futures contracts.

Forward currency contracts: The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. The fund had an average contract amount of appoximately $126,200,000 on Forward currency contracts for the period ended October 31, 2009.

Total return swap contracts: The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to help enhance the funds return and manage the fund’s exposure to credit risk. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Outstanding notional on Total return swap contracts at the period ended October 31, 2009 are indicative of the volume of activity during the period.

Master agreements: The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which can not be sold or repledged totaled $20,907,609 at October 31, 2009. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund's future derivative activity.

At October 31, 2009, the fund had a net liability position of $8,279,376 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $5,371,566.

In September 2006, Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures ("ASC 820") was issued. ASC 820 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of ASC 820 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 – Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of October 31, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$ 115,605,971	$ 2,264,031	$ -

Capital goods	145,665,176	14,469,433	--

Communication services	237,782,606	--	--

Conglomerates	22,163,398	--	--

Consumer cyclicals	438,276,042	--	--

Consumer staples	281,201,309	--	--

Energy	144,654,788	--	--

Financial	453,151,047	--	--

Health care	483,105,708	--	--

Technology	724,743,779	17,374,605	2,668,142

Transportation	16,685,971	--	--

Utilities and power	56,150,860	--	--

Total common stocks	3,119,186,655	34,108,069	2,668,142

Convertible preferred stocks	--	4,648,990	--

Investment companies	6,397,181	67,795,027	--

Purchased options outstanding	--	60,369,698	--

U.S. Treasury Obligations	--	9,428,842	--

Short-term investments	35,742,430	681,271,189	--

Totals by level	$3,161,326,266	$857,621,815	$2,668,142

	Level 1	Level 2	Level 3

	$ --	$(31,744,648)	$ --

Other financial instruments include written options, swaps and forward currency contracts.

The following is a reconciliation of Level 3 assets as of October 31, 2009:

Investments in securities:							Net	Balance
		Balance	Accrued		Change in net	Net	transfers in	as of
		as of July 31	discounts/	Realized	unrealized	purchases/	and/or out	October 31,
		2009	premiums	gain/(loss)	appreciation †	sales	of Level 3	2009

Common stocks:

	Technology	$--	--	--	335,474	2,332,668	$--	$2,668,142

Total common stocks		$--	--	--	335,474	2,332,668	--	$2,668,142

Totals:		$--	$--	$--	$335,474	$2,332,668	$--	$2,668,142

† Includes $335,474 related to Level 3 securities still held at period end.

Market Values of Derivative Instruments as of October 31, 2009

	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under Statement 133	Market value	Market value

Foreign exchange contracts	$803,221	$594,175

Equity contracts	60,369,698	31,953,694

Total	$61,172,919	$32,547,869

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Voyager Fund

By (Signature and Title):

/s/ Janet C. Smith
Janet C. Smith
Principal Accounting Officer
Date: December 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Charles E. Porter
Charles E. Porter
Principal Executive Officer
Date: December 30, 2009

By (Signature and Title):

/s/ Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer
Date: December 30, 2009